UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2021 (October 28, 2021)

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Sanders Rd., Suite 300,
Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01. Other Events.

As previously disclosed in its Quarterly Report on Form 10-Q for the period ended September 30, 2021, Assertio Holdings, Inc.’s subsidiary, Assertio Therapeutics, Inc. (the “Company”), reached an agreement in principle to settle the consolidated shareholder derivative action captioned In re Depomed, Inc. Derivative Litigation, Master File No. RG17877280] pending in the Superior Court of the State of California for the County of Alameda (the “Court”) on behalf of the Company and against certain of its current and former officers and directors (the “Settlement”). The Settlement also applies to the shareholder derivative actions captioned Ross v. Fogarty, et al., Case No. 4:17-cv-06592-DMR (N.D. Cal.) and Lutz v. Higgins, et al., Case No. 1:18-cv-02044-CFC (D. Del.).

On October 28, 2021, the Court granted preliminary approval of the Settlement. In accordance with the Court’s Order Preliminarily Approving Settlement, the Company is hereby providing, as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, the Notice of Shareholder Derivative Litigation, Proposed Settlement, and Settlement Hearing and the Stipulation of Settlement and Release Agreement. Pursuant to the Settlement, the Company has agreed to implement and maintain certain corporate governance changes, and a monetary payment of $150,000 will be made to plaintiffs’ counsel. The final approval hearing currently is scheduled to take place on December 14, 2021.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Notice of Shareholder Derivative Litigation, Proposed Settlement, and Settlement Hearing
99.2	Stipulation of Settlement and Release Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021

ASSERTIO HOLDINGS, INC.

/s/ Dan Peisert
Dan Peisert
President and Chief Executive Officer